NOTICE

     THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR "AGENTS") BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), WHICH MAY INCLUDE, BUT ARE NOT LIMITED TO, POWERS TO FILE A REGISTRATION STATEMENT, TO FILE ANY AND ALL APPLICATIONS FOR EXEMPTIVE RELIEF FROM STATE OR FEDERAL REGULATIONS, AND TO PERFORM ANY AND ALL ACTS THE AGENTS DEEM NECESSARY TO ENABLE THE UNDERSIGNED PERSONS TO COMPLY WITH THE APPLICABLE LAWS OF THE UNITED STATES WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

     THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

     YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS' AUTHORITY.

     YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS' FUNDS.

         A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

     THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

     IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

     I HAVE  READ  OR HAD  EXPLAINED  TO ME THIS  NOTICE  AND I  UNDERSTAND  ITS
CONTENTS.


                NAME                                TITLE                                DATE

/S/ JOHN J. BRENNAN                                                               JULY 20, 2007
--------------------------            Chairman, Chief Executive              ---------------------------
John J. Brennan                       Officer, and Trustee                        July 20, 2007


/S/ THOMAS J. HIGGINS                                                             JULY 20, 2007
--------------------------            Treasurer (Principal Financial         ---------------------------
Thomas J. Higgins                     and Accounting Officer)                     July 20, 2007


/S/ CHARLES D. ELLIS                                                              JULY 20, 2007
--------------------------                                                   ---------------------------
Charles D. Ellis                      Trustee                                     July 20, 2007


/S/ RAJIV L. GUPTA                                                                JULY 20, 2007
--------------------------                                                   ---------------------------
Rajiv L. Gupta                        Trustee                                     July 20, 2007


/S/ AMY GUTMANN                                                                   JULY 20, 2007
--------------------------                                                   ---------------------------
Amy Gutmann                           Trustee                                     July 20, 2007


/S/ JOANN HEFFERNAN HEISEN                                                        JULY 20, 2007
--------------------------                                                   ---------------------------
JoAnn Heffernan Heisen                Trustee                                     July 20, 2007


/S/ ANDRE F. PEROLD                                                               JULY 20, 2007
--------------------------                                                   ---------------------------
Andre F. Perold                       Trustee                                     July 20, 2007


/S/ ALFRED M. RANKIN, JR.                                                         JULY 20, 2007
--------------------------                                                   ---------------------------
Alfred M. Rankin, Jr.                 Trustee                                     July 20, 2007


/S/ J. LAWRENCE WILSON                                                            JULY 20, 2007
--------------------------                                                   ---------------------------
J. Lawrence Wilson                    Trustee                                     July 20, 2007


The above-listed Directors/Trustees sit on the Board for each Registrant.


Vanguard Wellington Fund                                Vanguard New York Tax-Free Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Windsor Funds                                  Vanguard Pennsylvania Tax-Free Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard World Funds                                    Vanguard New Jersey Tax-Free Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Explorer Fund                                  Vanguard Ohio Tax-Free Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Morgan Growth Fund                             Vanguard Convertible Securities Fund


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Wellesley Income Fund                          Vanguard Quantitative Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee





Vanguard Fixed Income Securities Funds                  Vanguard Fenway Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Money Market Funds                             Vanguard Malvern Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard International Equity Index Funds               Vanguard Index Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Variable Insurance Fund                        Vanguard Municipal Bond Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard STAR Fund                                      Vanguard Trustees Equity Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Whitehall Funds                                Vanguard CMT Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

                                                                               4


Vanguard Specialized Funds                              Vanguard Tax-Managed Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Chester Funds                                  Vanguard Treasury Fund


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee
Vanguard Florida Tax-Free Funds                         Vanguard Horizon Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard California Tax-Free Funds                      Vanguard Institutional Index Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Balanced Index Fund                            Vanguard Bond Index Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Massachusetts Tax-Exempt Funds                 Vanguard Admiral Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Montgomery Funds


By     /S/ JOHN J. BRENNAN
       --------------------
Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and
       Trustee


                                POWER OF ATTORNEY

     Each person (as such term is defined in the Securities Act of 1933, as amended) whose signature appears below (the "Principals") hereby constitutes and appoints Heidi Stam and Arthur Gabinet and each of them, with full power to act without the other, as the true and lawful attorney-in-fact and agent, with full and several power of substitution, of such undersigned person with authority to take any appropriate action to execute in the name of and on behalf of such undersigned person, and to file with the Commission, any and all amendments (including without limitation post-effective amendments) to a registration statement, any and all applications for exemptive relief from state or federal regulations, and any and all amendments thereto, or any other forms of documents, including without limitation, any registration statement on Form N-14, and any and all amendments thereto, and to perform any and all such acts as such attorney-in-fact may deem necessary or advisable to enable the following named persons that are registered with the Commission (the "Registrants") to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the relevant Registrant and undersigned person might or could do herself, himself or itself or in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof:



Vanguard Wellington Fund (2-11444)                      Vanguard New York Tax-Free Funds (33-2908)
Vanguard Windsor Funds (2-14336)                        Vanguard Pennsylvania Tax-Free Funds (33-2907)
Vanguard World Funds (2-17620)                          Vanguard New Jersey Tax-Free Funds  (33-17351)
Vanguard Explorer Fund (2-27203)                        Vanguard Ohio Tax-Free Funds (33-34261)
Vanguard Morgan Growth Fund (2-29601)                   Vanguard Convertible Securities Fund (33-4424)
Vanguard Wellesley Income Fund (2-31333)                Vanguard Quantitative Funds (33-8553)
Vanguard Fixed Income Securities Funds (2-47371)        Vanguard Fenway Funds (33-19446)
Vanguard Money Market Funds (2-52698)                   Vanguard Malvern Funds (33-23444)
Vanguard Index Funds (2-56846)                          Vanguard International Equity Index Funds (33-32548)
Vanguard Municipal Bond Funds (2-57689)                 Vanguard Variable Insurance Fund (33-32216)
Vanguard Trustees Equity Funds (2-65955-99)             Vanguard STAR Fund (2-88373)
Vanguard Specialized Funds (2-88116)                    Vanguard Whitehall Funds (33-64845)
Vanguard Chester Funds (2-92948)                        Vanguard Tax-Managed Funds (33-53683)
Vanguard Florida Tax-Free Funds (33-48783)              Vanguard Treasury Fund (333-11763)
Vanguard California Tax-Free Funds (33-1569)            Vanguard Horizon Funds (33-56443)
Vanguard Massachusetts Tax-Exempt Funds (333-63579)     Vanguard Institutional Index Funds (33-34494)
Vanguard Balanced Index Fund (33-48863)                 Vanguard Admiral Funds (33-49023)
Vanguard CMT Funds (333-111362)                         Vanguard Bond Index Funds (33-6001)
Vanguard Montgomery Funds


         The Principals hereby revoke all powers of attorney which they may have heretofore granted regarding the subject matter hereof.
                                                                               6

         Each of the undersigned persons has executed this Power of Attorney in the capacity and on the date indicated opposite the name of the undersigned person.


                NAME                                TITLE                                DATE

/S/ JOHN J. BRENNAN                                                               JULY 20,2007
--------------------------            Chairman, Chief Executive              ---------------------------
John J. Brennan                       Officer, and Trustee                        July 20,2007


/S/ THOMAS J. HIGGINS                                                             JULY 20,2007
--------------------------            Treasurer (Principal Financial         ---------------------------
Thomas J. Higgins                     and Accounting Officer)                     July 20,2007


/S/ CHARLES D. ELLIS                                                              JULY 20,2007
--------------------------                                                   ---------------------------
Charles D. Ellis                      Trustee                                     July 20,2007


/S/ RAJIV L. GUPTA                                                                JULY 20,2007
--------------------------                                                   ---------------------------
Rajiv L. Gupta                        Trustee                                     July 20,2007


/S/ AMY GUTMANN                                                                   JULY 20,2007
--------------------------                                                   ---------------------------
Amy Gutmann                           Trustee                                     July 20,2007


/S/ JOANN HEFFERNAN HEISEN                                                        JULY 20,2007
--------------------------                                                   ---------------------------
JoAnn Heffernan Heisen                Trustee                                     July 20,2007


/S/ ANDRE F. PEROLD                                                               JULY 20,2007
--------------------------                                                   ---------------------------
Andre F. Perold                       Trustee                                     July 20,2007


/S/ ALFRED M. RANKIN, JR.                                                         JULY 20,2007
--------------------------                                                   ---------------------------
Alfred M. Rankin, Jr.                 Trustee                                     July 20,2007


/S/ J. LAWRENCE WILSON                                                            JULY 20,2007
--------------------------                                                   ---------------------------
J. Lawrence Wilson                    Trustee                                     July 20,2007

The above-listed Directors/Trustees sit on the Board for each Registrant.


Vanguard Wellington Fund                                Vanguard New York Tax-Free Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard Windsor Funds                                  Vanguard Pennsylvania Tax-Free Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard World Funds                                    Vanguard New Jersey Tax-Free Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard Explorer Fund                                  Vanguard Ohio Tax-Free Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:   John J. Brennan                                 Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard Morgan Growth Fund                             Vanguard Convertible Securities Fund


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard Wellesley Income Fund                          Vanguard Quantitative Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard Fixed Income Securities Funds                  Vanguard Fenway Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard Money Market Funds                             Vanguard Malvern Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard International Equity Index Funds               Vanguard Index Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard Variable Insurance Fund                        Vanguard Municipal Bond Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard STAR Fund                                      Vanguard Trustees Equity Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

Vanguard Whitehall Funds                                Vanguard CMT Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title:    Chairman, Chief Executive Officer, and        Title:    Chairman, Chief Executive Officer, and
             Trustee                                                 Trustee

                                                                               9


Vanguard Specialized Funds                              Vanguard Tax-Managed Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Chester Funds                                  Vanguard Treasury Fund


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee
Vanguard Florida Tax-Free Funds                         Vanguard Horizon Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard California Tax-Free Funds                      Vanguard Institutional Index Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Balanced Index Fund                            Vanguard Bond Index Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee

Vanguard Massachusetts Tax-Exempt Funds                 Vanguard Admiral Funds


By     /S/ JOHN J. BRENNAN                              By     /S/ JOHN J. BRENNAN
       --------------------                                    --------------------
Name:  John J. Brennan                                  Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and           Title: Chairman, Chief Executive Officer, and
       Trustee                                                 Trustee


Vanguard Montgomery Funds


By     /S/ JOHN J. BRENNAN
       --------------------
Name:  John J. Brennan
Title: Chairman, Chief Executive Officer, and
       Trustee

                                 ACKNOWLEDGMENT

     We, Heidi Stam and Arthur Gabinet, have read the attached power of attorney and are the persons identified as the agents for the Registrants. We hereby acknowledge that in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. when we act as agents:

         We shall exercise the powers for the benefit of the Registrants.

         We shall keep the assets of the Registrants separate from our assets.

         We shall exercise reasonable caution and prudence.

         We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Registrants.


Date:  JULY 20, 2007
       -------------------


                                                    /S/ HEIDI STAM
                                                 ------------------------------
                                                                     Heidi Stam


                                                    /S/ ARTHUR GABINET
                                                 ------------------------------
                                                                 Arthur Gabinet

--------------------------------------------------------------------------------
                               PROPOSED RESOLUTION

                         APPROVAL OF A POWER OF ATTORNEY
--------------------------------------------------------------------------------



     RESOLVED, that the proposed Power of Attorney, in substantially the form presented to this meeting, constituting and appointing Heidi Stam and Arthur Gabinet each with full power to act alone) as attorneys-in-fact and agents for
(i) each of the Directors, Trustees, principal executive officer and principal financial and accounting officer of the investment companies that are listed in the proposed Power of Attorney (each of such investment companies, a "Vanguard Company"); and (ii) each of the Vanguard Companies, for the purpose of executing and filing for and on behalf of the Vanguard Companies all requisite papers and documents with the U.S. Securities and Exchange Commission and the offices of the securities administrators of the states and similar jurisdictions of the United States to comply with the applicable laws of the United States, any individual state or similar jurisdiction of the United States, is hereby approved and may be executed by each designated Director/Trustee, officer and Vanguard Company.